United
                    Asset Strategy
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    --------------------------------------------
                    For the six months ended March 31, 1999

This report is submitted for the general information of the shareholders of United Asset Strategy Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Asset Strategy Fund, Inc. current prospectus.

PRESIDENT'S LETTER
MARCH 31, 1999



Dear Shareholder:

As president of your Fund, I would like to thank you for your continued confidence as an investor. From every area of Waddell & Reed, including your personal financial advisor, our goal has been to provide the best service possible to our shareholders.

While it is impossible to predict the future direction of the markets, there are some basic principles that we stand by that can help investors achieve their objectives:

 . Develop a financial plan that helps you pinpoint your financial objectives, and identify specific strategies for turning your dreams into reality. There is no better way to plan for your future.
 . Invest on a regular basis.  It can be one of the best ways to invest long term and provide a hedge against market volatility.
 . Adopt a long-term view to take advantage of compounding. The key to successful investing is time, not timing. The power of compounding is awesome and, on a long-term basis, can overwhelm any nuances of timing.
 . Review your financial plan regularly. Financial planning is an ongoing process that requires periodic review.

Waddell & Reed is positioned to assist you as you work toward your financial goals. We will continue to offer quality investment products and personal service to make the financial planning and investment process convenient and accessible to you. Our locally based financial advisors are ready to assist you with your total financial plan to help you plan for your retirement, to help you meet your education funding goals or to achieve other financial objectives.

We look forward to assisting you in the future. If you have any questions about your account, wish to review your financial plan or have other financial issues that are important to you, contact your financial advisor or your local Waddell & Reed office.

Respectfully,
Robert L. Hechler
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 70%                 OBJECTIVE:   High total return over
(can range from 0-100%)                 the long-term.

Bonds 25%
(can range from 0-100%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 5%               instruments, both in the
(can range from 0-100%)                 United States and abroad, which are
                                        allocated in a mix that varies based on
                                        the current outlook for the different
                                        markets.

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Asset Strategy Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (MARCH, JUNE, SEPTEMBER, DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Six Months Ended March 31, 1999
---------------------------------------
DIVIDENDS PAID                  $0.06
                                =====

CAPITAL GAINS DISTRIBUTION      $0.24
                                =====

NET ASSET VALUE ON
     3/31/99 $5.56 adjusted to:$  5.80(A)
     9/30/98                      5.78
                                 -----
CHANGE PER SHARE                 $0.02
                                 =====

 (A)This number includes the capital gains distribution of $0.24 paid in December 1998 added to the actual net asset value on March 31, 1999.

Past performance is not necessarily indicative of future results.



                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                      -----------    ------------
1-year period ended 3-31-99                     -3.58%          2.31%
Period from 3-9-95*
 through 3-31-99                                 7.08%          8.65%

  *Initial public offering of the Fund.
 **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the two periods. ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.


Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1999, the Fund had net assets totaling $36,207,499 invested in a diversified portfolio of:

   51.81%   Common Stocks
   45.58%   United States Government Securities
    1.32%   Cash and Cash Equivalents
    1.29%   Corporate Debt Security


As a shareholder of United Asset Strategy Fund, Inc., for every $100 you had invested on March 31, 1999, your Fund owned:

  $51.81    Common Stocks
   45.58    United States Government Securities
    1.32    Cash and Cash Equivalents
    1.29    Corporate Debt Security

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS
Business Services - 3.69%
 Microsoft Corporation*  .................    11,200    $ 1,003,450
 Teradyne, Inc.*  ........................     6,100        332,831
   Total .................................                1,336,281

Chemicals and Allied Products - 10.07%
 Bristol-Myers Squibb Company  ...........     9,300        598,106
 du Pont (E.I.) de Nemours and Company  ..     9,300        539,981
 Forest Laboratories, Inc.*  .............     6,900        388,988
 Merck & Co., Inc.  ......................     6,400        513,200
 Pharmacia & Upjohn, Inc.  ...............     6,600        411,675
 Procter & Gamble Company (The)  .........     5,900        577,831
 Warner-Lambert Company  .................     9,300        615,544
   Total .................................                3,645,325

Communication - 4.92%
 Bell Atlantic Corporation  ..............     8,900        460,019
 Clear Channel Communications, Inc.*  ....     7,000        469,437
 Cox Communications, Inc., Class A*  .....     6,100        461,313
 TCA Cable TV, Inc.  .....................     9,000        391,219
   Total .................................                1,781,988

Eating and Drinking Places - 1.26%
 Wendy's International, Inc.  ............    16,000        455,000

Electronic and Other Electric Equipment - 6.43%
 Gemstar International Group Limited*  ...     6,100        458,263
 Analog Devices, Inc.*  ..................    12,900        383,775
 EchoStar Communications Corporation, Class A* 6,200        505,300
 Intel Corporation  ......................     5,300        630,037
 Micron Technology, Inc.*  ...............     7,300        352,225
   Total .................................                2,329,600

Fabricated Metal Products - 2.01%
 Fortune Brands, Inc.  ...................    13,300        514,544
 Newell Rubbermaid Inc.  .................     4,500        213,750
   Total .................................                  728,294

Food and Kindred Products - 1.44%
 Ralston-Ralston Purina Group  ...........    19,500        520,406

Industrial Machinery and Equipment - 2.12%
 Applied Materials, Inc.*  ...............     6,500        401,172
 Case Corporation  .......................    14,500        367,937
   Total .................................                  769,109

                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1999

                                              Shares        Value

COMMON STOCKS (Continued)
Instruments and Related Products - 4.56%
 Baxter International Inc.  ..............     5,600    $   369,600
 Guidant Corporation  ....................     6,600        399,300
 KLA-Tencor Corporation*  ................     6,600        320,719
 Raytheon Company, Class B  ..............     9,600        562,800
   Total .................................                1,652,419

Motion Pictures - 2.67%
 AT&T Corp. - Liberty Media Group, Class A*    7,800        410,475
 Time Warner Incorporated  ...............     7,800        554,288
   Total .................................                  964,763

Primary Metal Industries - 1.03%
 USX Corporation - U.S. Steel Group  .....    15,800        371,300

Stone, Clay and Glass Products - 1.44%
 Gentex Corporation*  ....................    24,100        519,656

Transportation by Air - 2.52%
 Northwest Airlines Corporation, Class A*     13,500        375,047
 Southwest Airlines Co.  .................    17,800        538,450
   Total .................................                  913,497

Transportation Equipment - 4.15%
 Ford Motor Company  .....................     6,300        357,525
 General Motors Corporation  .............     6,200        538,625
 Newport News Shipbuilding Inc.  .........    19,100        605,231
   Total .................................                1,501,381

Trucking and Warehousing - 1.38%
 CNF Transportation Inc.  ................    13,200        499,125

Wholesale Trade -- Durable Goods - 1.16%
 Johnson & Johnson  ......................     4,500        421,594

Wholesale Trade -- Nondurable Goods - 0.96%
 U.S. Foodservice*  ......................     7,500        348,750

TOTAL COMMON STOCKS - 51.81%                            $18,758,488
 (Cost: $16,425,050)

                See Notes to Schedule of Investments on page 8.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
MARCH 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITY - 1.29%
 Petroleos Mexicanos (Daily Adjusted
   Yield Securities (DAYS)),
   9.8569%, 7-15-2005 ....................    $  500   $   466,250
 (Cost: $462,500)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Banks:
   6.2%, 2-27-2004 .......................       500        499,960
   6.02%, 3-30-2006 ......................       500        491,405
 United States Treasury:
   5.625%, 12-31-2002 ....................     6,250      6,340,812
   5.875%, 11-15-2005 ....................       350        359,625
   6.125%, 8-15-2007 .....................     5,500      5,757,785
   5.625%, 5-15-2008 .....................     3,000      3,053,910

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 45.58%                                    $16,503,497
 (Cost: $16,626,995)

TOTAL SHORT-TERM SECURITIES - 1.27%                     $   461,000
 (Cost: $461,000)

TOTAL INVESTMENT SECURITIES - 99.95%                    $36,189,235
 (Cost: $33,975,545)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 0.05%                                         18,264

NET ASSETS - 100.00%                                    $36,207,499

Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................        $36,189
 Receivables:
   Dividends and interest ..........................            220
   Fund shares sold ................................              7
 Unamortized organization expenses (Note 2)  .......             10
 Prepaid insurance premium  ........................              1
                                                            -------
    Total assets  ..................................         36,427
                                                            -------
Liabilities
 Payable to Fund shareholders  .....................            116
 Due to custodian  .................................             51
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................             13
 Organization expenses payable (Note 2)  ...........             10
 Accrued service fee (Note 3)  .....................              7
 Accrued accounting services fee (Note 3)  .........              2
 Accrued distribution fee (Note 3)  ................              1
 Accrued management fee (Note 3)  ..................              1
 Other liabilities  ................................             19
                                                            -------
    Total liabilities  .............................            220
                                                            -------
      Total net assets .............................        $36,207
                                                            =======

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................        $    65
   Additional paid-in capital ......................         34,561
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment
    loss  ..........................................             (3)
   Accumulated undistributed net realized loss on
    investment transactions  .......................           (630)
   Net unrealized appreciation in value of
    investments  ...................................          2,214
                                                            -------
    Net assets applicable to outstanding
      units of capital .............................        $36,207
                                                            =======
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $5.56
 Class Y  ..........................................          $5.56
Capital shares outstanding
 Class A  ..........................................          6,470
 Class Y  ..........................................             44
Capital shares authorized ..........................      1,000,000

                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1999
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization .......................        $  578
   Dividends .......................................            66
                                                            ------
    Total income  ..................................           644
                                                            ------
 Expenses (Notes 2 and 3):
   Investment management fee .......................           121
   Transfer agency and dividend disbursing - Class A            51
   Service fee - Class A ...........................            40
   Registration fees ...............................            19
   Accounting services fee .........................            10
   Audit fees ......................................             8
   Amortization of organization expenses ...........             5
   Distribution fee - Class A ......................             5
   Custodian fees ..................................             3
   Legal fees ......................................             3
   Other ...........................................            32
                                                            ------
    Total expenses  ................................           297
                                                            ------
      Net investment income ........................           347
                                                            ------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 4)
 Realized net loss on securities  ..................          (554)
 Realized net loss on foreign currency
   transactions ....................................            (1)
                                                            ------
   Realized net loss on investments ................          (555)

 Unrealized appreciation in value of investments
   during the period ...............................           739
                                                            ------
    Net gain on investments  .......................           184
                                                            ------
      Net increase in net assets resulting
       from operations  ............................          $531
                                                            ======


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)                   For the six  For the fiscal
                                        months ended   year ended
                                          March 31,   September 30,
                                             1999          1998
Increase in Net Assets                  --------------------------
 Operations:
   Net investment income ............        $   347        $   738
   Realized net gain (loss)
    on investments  .................           (555)         2,284
   Unrealized appreciation
    (depreciation)  .................            739           (751)
                                             -------        -------
    Net increase in net assets
      resulting from operations .....            531          2,271
                                             -------        -------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................           (375)          (833)
    Class Y  ........................             (3)           (10)
   Realized gains on securities transactions:
    Class A  ........................         (1,477)        (2,183)
    Class Y  ........................            (10)           (28)
                                             -------        -------
                                              (1,865)        (3,054)
 Capital share transactions:                 -------        -------
   Proceeds from sale of shares:
    Class A (1,227,850 and 1,316,486
      shares, respectively) .........          6,898          7,660
    Class Y (29,331 and 14,599
      shares, respectively) .........            162             85
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (336,965 and 552,747
      shares, respectively) .........          1,841          2,995
    Class Y (2,423 and 7,024
      shares, respectively) .........             13             38
   Payments for shares redeemed:
    Class A (776,464 and 901,720
      shares, respectively) .........         (4,319)        (5,234)
    Class Y (29,711 and 33,384
      shares, respectively) .........           (165)          (193)
                                             -------        -------
      Net increase in net assets
       resulting from capital
       share transactions  ..........          4,430           5,351
                                             -------        -------
       Total increase  ..............          3,096           4,568
Net Assets
 Beginning of period  ...............         33,111         28,543
                                             -------        -------
 End of period, including undistributed
   net investment income (loss) of $(3)
   and $29, respectively ............         36,207         33,111
                                             =======        =======
                 *See "Financial Highlights" on pages 12 - 13.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                           For the
                    For the                                period
                        six  For the fiscal year             from
                     months   ended September 30,         3/9/95*
                      ended  ---------------------        through
                    3/31/99    1998   1997    1996        9/30/95
                    ------- -------------- -------        -------
Net asset value,
 beginning of period  $5.78   $5.99  $5.24   $5.42          $5.00
                      -----   -----  -----   -----          -----
Income from investment operations:
 Net investment
   income ..........   0.05    0.15   0.16    0.15           0.07
 Net realized and
   unrealized gain (loss)
   on investments ..   0.03    0.28   0.74   (0.17)          0.40
                      -----   -----  -----   -----          -----
Total from investment
 operations  .......   0.08    0.43   0.90   (0.02)          0.47
                      -----   -----  -----   -----          -----
Less distributions:
 From net investment
   income ..........  (0.06)  (0.17) (0.15)  (0.15)         (0.05)
 From capital gains   (0.24)  (0.47) (0.00)  (0.00)         (0.00)
 In excess of capital
   gains ...........  (0.00)  (0.00) (0.00)  (0.01)         (0.00)
                      -----   -----  -----   -----          -----
Total distributions   (0.30)  (0.64) (0.15)  (0.16)         (0.05)
                      -----   -----  -----   -----          -----
Net asset value,
 end of period  ....  $5.56   $5.78  $5.99   $5.24          $5.42
                      =====   =====  =====   =====          =====
Total return** .....   1.51%   7.89% 17.46%  -0.49%          9.42%
Net assets, end of period
 (000 omitted)  ....$35,963 $32,868$28,221 $31,828        $22,248
Ratio of expenses to
 average net assets    1.70%***1.62%  1.70%   1.68%          1.64%***
Ratio of net investment
 income to average net
 assets  ...........   1.98%***2.45%  2.87%   2.93%          3.71%***
Portfolio
 turnover rate  ....  79.31% 230.09%173.88%  91.06%          9.32%

  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                    For the                               For the
                        six  For the fiscal year           period
                     months  ended September 30,       from 9/27/95*
                      ended  ---------------------        through
                    3/31/99    1998   1997    1996        9/30/95
                    ------- ------- ------  ------       --------
Net asset value,
 beginning of period  $5.78   $5.99  $5.24   $5.42          $5.41
                      -----   -----  -----   -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.07    0.16   0.17    0.16           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments .....   0.02    0.29   0.75   (0.17)          0.01
                      -----   -----  -----   -----          -----
Total from investment
 operations  .......   0.09    0.45   0.92   (0.01)          0.01
                      -----   -----  -----   -----          -----
Less distributions:
 From net investment
   income ..........  (0.07)  (0.19) (0.17)  (0.16)         (0.00)
 From capital gains   (0.24)  (0.47) (0.00)  (0.00)         (0.00)
 In excess of
   capital gains ...  (0.00)  (0.00) (0.00)  (0.01)         (0.00)
                      -----   -----  -----   -----          -----
Total distributions   (0.31)  (0.66) (0.17)  (0.17)         (0.00)
                      -----   -----  -----   -----          -----
Net asset value,
 end of period  ....  $5.56   $5.78  $5.99   $5.24          $5.42
                      =====   =====  =====   =====          =====
Total return .......   1.67%   8.26% 17.93%  -0.21%          0.18%
Net assets, end of
 period (000
 omitted)  .........   $244    $243   $322    $330             $3
Ratio of expenses
 to average net
 assets  ...........   1.30%** 1.37%  1.28%   1.29%          0.00%
Ratio of net
 investment income
 to average net
 assets  ...........   2.37%** 2.79%  3.29%   3.43%          0.00%
Portfolio
 turnover rate  ....  79.31% 230.09%173.88%  91.06%          9.32%***

  *Commencement of operations.
 **Annualized.
***Rate is for the period from March 9, 1995 through September 30,    1995.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net

    	investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 1998, $3,615 was reclassified between accumulated undistributed net investment income and accumulated net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering. In the event that all or a part of W&R's initial investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.
                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $223,387, out of which W&R paid sales commissions of $128,498 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $668, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $26,751,029 while proceeds from maturities and sales aggregated $16,981,151. Purchases of short-term securities and U.S. Government securities aggregated $27,330,899 and $7,945,352, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $32,793,773 and $8,521,499, respectively.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $33,975,545, resulting in net unrealized appreciation of $2,213,690, of which $2,623,128 related to appreciated securities and $409,438 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $2,287,537 during its fiscal year ended September 30, 1998, which has been distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the _Fund_) as of March 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period ended March 31, 1999 and for each of the four fiscal periods in the period ended September 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. as of March 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin



OFFICERS
Robert L. Hechler, President
Michael L. Avery, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary
Daniel J. Vrabac, Vice President

For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

Lower sales charges are available by combining the net asset value ("NAV") of existing Class A shares of the Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.


















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1017SA(3-99)

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